AMENDMENT NO. 4 TO
MASTER REPURCHASE AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of February 27, 2015, amends that certain Master Repurchase Agreement, dated as of March 3, 2014, as amended by Amendment No. 1, dated as of April 15, 2014, by Amendment No. 2, dated as of October 15, 2014, and by Amendment No. 3, dated as of October 28, 2014 (the “Agreement”), between HLSS Mortgage Master Trust, as seller (the “Seller”), Barclays Bank PLC, as agent (“Barclays”), Sutton Funding LLC, as purchaser (“Sutton”) and Home Loan Servicing Solutions, Ltd., as guarantor (the “Guarantor”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

WHEREAS, the Seller, the Guarantor, Sutton and Barclays are all parties to the Agreement; and
WHEREAS, the parties hereto desire to amend the Agreement as described below;
NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the Seller, the Guarantor, Sutton and Barclays as follows:
Section 1.Amendment. Section 2 of the Agreement is hereby amended by deleting the defined term “Maturity Date” in its entirety and replacing it with the following:
“Maturity Date” means May 1, 2015.
Section 2.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the day when Seller shall have (i) paid to Barclays and Barclays shall have received all accrued and unpaid fees and expenses owed to Barclays in accordance with the Program Documents, including without limitation, a non-refundable fee in an amount equal to (A) the product of (i) the initial Purchase Price for the Series 2014-4 Mortgage Loans and (ii) thirty basis points (0.30%) multiplied by (B) the quotient of (i) the number of days between the date of this Amendment and the Maturity Date over (ii) three hundred sixty (360) (the “Extension Fee”), in each case, in immediately available funds, and without deduction, set-off or counterclaim, and (ii) delivered to Barclays (a) a copy of this Amendment duly executed by each of the parties hereto and (b) any other documents reasonably requested by Barclays or Sutton, each of which shall be in form and substance acceptable to Barclays. The Extension Fee is fully earned on the date hereof and shall be payable by the Seller on the date hereof. The payment of the Extension Fee and any other fees payable to Barclays, Sutton or their respective agents hereunder or under any Program Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim in accordance with the Purchaser’s Wire Instructions.
Section 3.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
Section 4.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 5.    Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
Section 6.    Representations and Warranties. In order to induce Barclays and Sutton to execute and deliver this Amendment, the Seller hereby represents and warrants to Barclays and Sutton that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred (with the exception of each previously waived occurrence in relation to Section 16(g) of the Agreement) and is continuing under the Program Documents.
Section 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
Section 9.    Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not individually or personally but solely as the trustee for the Seller, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein or in any other agreement related hereto, as applicable, made on the part of the Seller are made and intended not as personal representations, undertakings and agreements by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust but are made and intended for the purpose of binding only the Seller, (c) nothing herein contained or in any other agreement related hereto shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, individually or personally, to perform any covenant either expressed or implied contained herein or therein, as applicable, all such liability, if any, being expressly waived by the parties who are signatories to this Amendment and any other related agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Amendment and any other agreement related hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 4 to the Master Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.
HLSS MORTGAGE MASTER TRUST, as Seller

By: Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity but solely as trustee of Seller

By:
Name:
Title:

HOME LOAN SERVICING SOLUTIONS, LTD., as Guarantor

By:
Name:
Title:

BARCLAYS BANK PLC, as Agent

By:
Name:
Title:

SUTTON FUNDING LLC, as Purchaser

By:
Name:
Title: